Exhibit 99.1

MOHEGAN TRIBAL GAMING AUTHORITY COMMENCES CONSENT SOLICITATION TO AMEND 9.75%

SENIOR NOTES INDENTURE AND TENDER OFFER FOR ITS 11% SENIOR SUBORDINATED NOTES DUE 2018

AND RELATED CONSENT SOLICITATION

Uncasville, CT, April 22, 2014 – The Mohegan Tribal Gaming Authority, or the Authority, announced today that it has commenced a solicitation of consents (the “9.75% Notes Consent Solicitation”) to amend (the “9.75% Notes Proposed Amendment”) the indenture (the “9.75% Notes Indenture”) governing the Authority’s 9.75% Senior Notes due 2021 (the “9.75% Notes”). The Authority also announced today that it has commenced a tender offer (the “Tender Offer”) to purchase for cash any and all of its 11% Senior Subordinated Notes due 2018 (the “Subordinated Notes”) on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated April 22, 2014, and the related Letter of Transmittal and Consent (together, the “Offer Documents”). Concurrently with the Tender Offer, the Authority is soliciting consents (the “Subordinated Notes Consent Solicitation”) to proposed amendments (the “Subordinated Note Proposed Amendments”) to the indenture governing the Subordinated Notes (the “Subordinated Notes Indenture”), providing for the elimination of substantially all of the Subordinated Notes Indenture’s restrictive covenants and elimination or modification of certain events of default and related provisions contained in the Subordinated Notes Indenture. Holders that tender Subordinated Notes must also consent to such Subordinated Notes Proposed Amendments. Additional details regarding each transaction are set forth below.

9.75% Notes Consent Solicitation

The 9.75% Notes Consent Solicitation is being made in accordance with the terms and subject to the conditions stated in a Consent Solicitation Statement dated April 22, 2014 (the “9.75% Notes Consent Solicitation Statement”) and in the related Consent Form (together, the “9.75% Notes Solicitation Documents”), to holders of record (“9.75% Notes Holders”) as of 5:00 p.m., New York City time, on April 21, 2014. As described more fully in the 9.75% Notes Solicitation Documents, the principal purpose of the 9.75% Notes Consent Solicitation is to amend the 9.75% Notes Indenture to permit the Authority to refinance its outstanding subordinated notes with senior unsecured indebtedness.

The 9.75% Notes Consent Solicitation is scheduled to expire at 5:00 p.m., New York City time, on April 30, 2014, unless extended or earlier terminated (the “9.75% Notes Consent Solicitation Expiration Date”). 9.75% Notes Holders who validly deliver consents to the 9.75% Notes Proposed Amendment in the manner described in the 9.75% Notes Consent Solicitation Statement will be eligible to receive consent consideration equal to $5.00 per $1,000 principal amount of 9.75% Notes for which consents have been validly delivered prior to the 9.75% Notes Consent Solicitation Expiration Date (and not validly revoked). 9.75% Notes Holders providing consents after the 9.75% Notes Consent Solicitation Expiration Date will not receive consent consideration. Consent consideration will be paid to consenting 9.75% Notes Holders promptly following the satisfaction or waiver of the conditions to the 9.75% Notes Consent Solicitation, as further described in the 9.75% Notes Consent Solicitation Statement.

The 9.75% Notes Consent Solicitation is subject to a number of conditions that are set forth in the 9.75% Notes Consent Solicitation Statement, including, without limitation, (i) the receipt of the consent of the 9.75% Notes Holders of at least a majority in aggregate principal amount of outstanding 9.75% Notes (the “9.75% Notes Requisite Consent”) and (ii) the execution and delivery of a supplemental indenture effecting the 9.75% Notes Proposed Amendment, as further described in the 9.75% Notes Consent Solicitation Statement. Upon or promptly following the receipt of the 9.75% Notes Requisite Consents, the Authority intends to enter into the supplemental indenture effecting the proposed amendments. Consents may not be revoked after the supplemental indenture is executed. If the supplemental indenture effecting the 9.75% Notes Proposed Amendment is executed and the consent consideration is paid, the 9.75% Notes Proposed Amendment will be binding upon all 9.75% Notes Holders, whether or not such 9.75% Notes Holders have delivered consents. A more comprehensive description of the 9.75% Notes Consent Solicitation can be found in the 9.75% Notes Solicitation Documents.

RBS, BofA Merrill Lynch, Credit Suisse, SunTrust Robinson Humphrey, Credit Agricole CIB and Jefferies are the solicitation agents (the “Solicitation Agents”) in connection with the 9.75% Notes Consent Solicitation. Persons with questions regarding the 9.75% Notes Consent Solicitation should contact RBS at (203) 897-6145 (collect) or (877) 297-9832 (toll-free), BofA Merrill Lynch at (980) 387-3907 (collect) or (888) 292-0070 (toll-free), Credit Suisse at (212) 538-2147 (collect) or (800) 820-1653 (toll-free), SunTrust Robinson Humphrey at (404) 439-7554 (collect) or (800) 685-4786 (toll-free), Credit Agricole CIB at (212) 261-7802 (collect) or (866) 807-6030 (toll-free) and Jefferies at (203) 363-8273 (collect) or (888) 708-5831 (toll-free). Requests for copies of the 9.75% Notes Solicitation Documents and other related materials should be directed to D.F. King & Co., Inc., the Information Agent and Tabulation Agent for the 9.75% Notes Consent Solicitation, at (212) 269-5550 (banks and brokers) or (800) 549-6650 (toll-free).

The Authority’s obligations to pay the consent consideration are set forth solely in the 9.75% Notes Solicitation Documents. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The 9.75% Notes Consent Solicitation is being made only by, and pursuant to the terms of, the 9.75% Notes Solicitation Documents, and the information in this news release is qualified by reference to the 9.75% Notes Solicitation Documents. No recommendation is made, or has been authorized to be made, as to whether or not holders of 9.75% Notes should consent to the adoption of the 9.75% Notes Proposed Amendment pursuant to the 9.75% Notes Consent Solicitation. Each 9.75% Notes Holder must make its own decision as to whether to give its consent to the 9.75% Notes Proposed Amendment. The 9.75% Notes Consent Solicitation is not being made in any jurisdiction in which the making thereof would not be in compliance with the applicable laws of such jurisdiction. In any jurisdiction in which the 9.75% Notes Consent Solicitation is required to be made by a licensed broker or dealer, they shall be deemed to be made by the Solicitation Agents on behalf of the Authority. None of the Authority, the Solicitation Agents or the Information Agent and Tabulation Agent makes any recommendation in connection with the 9.75% Notes Consent Solicitation.

The Authority reserves the right, subject to applicable law, in its sole discretion, to waive any of the conditions of the 9.75% Notes Consent Solicitation, in whole or in part, at any time and from time to time. The Authority also reserves the right, subject to applicable law, in its sole discretion, (1) to terminate or withdraw the 9.75% Notes Consent Solicitation, provided the Expiration Time has not occurred; (2) to extend the Expiration Time; or (3) otherwise to amend the 9.75% Notes Consent Solicitation in any respect.

Tender Offer for Subordinated Notes

The Tender Offer will expire at 12:00 midnight, New York City time, on May 19, 2014, unless extended or earlier terminated (the “Expiration Time”). The early tender deadline for the offer will be 5:00 p.m., New York City time, on May 5, 2014, unless extended or earlier terminated (the “Early Tender Deadline”). Holders of Subordinated Notes (“Subordinated Notes Holders”) must validly tender their Subordinated Notes and provide their consents at or before the Early Tender Deadline in order to be eligible to receive the total consideration of $1,006.50 per $1,000 principal amount of Subordinated Notes tendered, which includes an early tender payment of $30.00 per $1,000 principal amount of Subordinated Notes tendered (the “Total Consideration”).

Notes tendered may be withdrawn and the related consents may be revoked at any time before 5:00 p.m., New York City time, on May 5, 2014 (the “Withdrawal Deadline”), but not thereafter, except as required by applicable law. The Tender Offer and the Subordinated Notes Consent Solicitation are subject to certain conditions, including a financing condition. Subordinated Notes Holders validly tendering and not withdrawing Subordinated Notes at or before the Early Tender Deadline will be eligible to receive the Total Consideration (including the early tender payment). Subordinated Notes Holders validly tendering Subordinated Notes after the Early Tender Deadline but at or before the Expiration Time will be eligible to receive only the tender offer consideration of $976.50 per $1,000 principal amount of Notes (the “Tender Offer Consideration”), an amount equal to the Total Consideration less the early tender payment. In addition, Subordinated Notes Holders whose Subordinated Notes are purchased in the tender offer will receive accrued and unpaid interest in respect of their purchased Subordinated Notes from the last interest payment date to, but not including, (i) in the case of any Subordinated Notes accepted for purchase on the Early Acceptance Date (as defined below), the Early Payment Date (as defined below) and (ii) in the case of any remaining Subordinated Notes accepted for purchase after the Early Acceptance Date, the Final Payment Date (as defined below), as the case may be. Subordinated Notes Holders may not tender their Subordinated Notes without delivering their consents pursuant to the Subordinated Notes Consent Solicitation and may not deliver consents without tendering their Subordinated Notes pursuant to the tender offer.

The Authority has reserved the right at any time following the Early Tender Deadline, but prior to the Expiration Time (the “Early Acceptance Date”), to accept for purchase all Subordinated Notes validly tendered and not validly withdrawn before the Early Acceptance Date. If the Authority elects to exercise this early purchase option, the Authority expects the Early Acceptance Date will be promptly following the satisfaction or waiver of all the conditions to the Tender Offer and the Subordinated Notes Consent Solicitation. If the Authority elects to exercise the early purchase option, it will pay the Total Consideration for the Subordinated Notes accepted for purchase on the Early Acceptance Date promptly following the Early Acceptance Date (the “Early Payment Date”). Also, on the Early Payment Date, the Authority will pay accrued and unpaid interest from the last interest payment date to, but not including, the Early Payment Date, on Subordinated Notes accepted for purchase at the Early Acceptance Date.

Subject to the terms and conditions of the tender offer being satisfied or waived, the Authority will, after the Expiration Time (the “Final Acceptance Date”), accept for purchase all Subordinated Notes validly tendered at or before the Expiration Time (and not validly withdrawn before the Withdrawal Deadline) (or if the Authority has exercised its early purchase option described above, all Subordinated Notes validly tendered after the Early Acceptance Date and at or before the Expiration Time). The

Authority will pay the Total Consideration or Tender Offer Consideration, as the case may be, for Subordinated Notes accepted for purchase at the Final Acceptance Date promptly following the Final Acceptance Date (the date of any such payment the “Final Payment Date”). Also, on the Final Payment Date, the Authority will pay accrued and unpaid interest from the last interest payment date to, but not including, the Final Payment Date, on Subordinated Notes accepted for purchase on the Final Acceptance Date. The Authority expects to redeem any Subordinated Notes not tendered and purchased pursuant to the Tender Offer.

The Consent of the Subordinated Notes Holders of at least a majority in aggregate principal amount outstanding of the Subordinated Notes is required to authorize the Subordinated Notes Proposed Amendments. Assuming that the requisite consents to authorize the Subordinated Notes Proposed Amendments are validly delivered and not validly revoked by the Early Tender Deadline, it is expected that a supplemental indenture will be executed with respect to the Subordinated Notes Indenture (the “Subordinated Notes Supplemental Indenture”) providing for the Subordinated Notes Proposed Amendments promptly after the Early Tender Deadline and before the acceptance of any Subordinated Notes for purchase pursuant to the Tender Offer; however, although the Subordinated Notes Supplemental Indenture will be effective immediately upon its execution and delivery, the Subordinated Notes Proposed Amendments will not become operative until the earlier of (1) the Early Payment Date, if any, or (2) the Final Payment Date, as the case may be. If the Subordinated Notes Proposed Amendments become operative, any Subordinated Notes remaining outstanding after that date will no longer be entitled to the benefit of substantially all of the restrictive covenants and certain of the events of default contained in the Subordinated Notes Indenture.

The Authority’s obligation to accept for purchase, and to pay for, Subordinated Notes validly tendered and not validly withdrawn pursuant to the Tender Offer, or to make any early tender payment, is conditioned upon the satisfaction or waiver of a number of conditions, including that the Authority consummates a financing transaction resulting in gross proceeds of not less than approximately $286 million and other conditions as more fully described in the Offer Documents. The Tender Offer is not conditioned on any minimum participation by holders, including the minimum participation necessary to consummate the Subordinated Notes Consent Solicitation. In no event will the information contained in this press release or the Offer Documents regarding the new notes constitute an offer to sell or a solicitation of an offer to buy any new notes pursuant to the financing transaction described in this paragraph or otherwise.

The Authority reserves the right, subject to applicable law, in its sole discretion, to waive any of the conditions of the Tender Offer or the Subordinated Notes Consent Solicitation, in whole or in part, at any time and from time to time. The Authority also reserves the right, subject to applicable law, in its sole discretion, (1) to terminate or withdraw the Tender Offer or the Subordinated Notes Consent Solicitation at any time, provided that no Early Acceptance Date has occurred with respect to the Tender Offer; (2) to extend the Early Tender Deadline, the Withdrawal Deadline or the Expiration Date; or (3) otherwise to amend the Tender Offer or the Subordinated Notes Consent Solicitation in any respect. The Authority may extend the Early Tender Deadline without extending the Withdrawal Deadline. The Authority may also delay acceptance for purchase of Subordinated Notes tendered pursuant to the Tender Offer or the payment of Subordinated Notes accepted for purchase pursuant to the Tender Offer in order to comply with any applicable law, subject to Rule 14e-1(c) under the Securities Exchange Act of 1934, which requires that the Authority pay the consideration offered or return the Subordinated Notes deposited by or on behalf of Subordinated Notes Holders promptly after the termination or withdrawal of the Tender Offer.

RBS, BofA Merrill Lynch, Credit Suisse, SunTrust Robinson Humphrey, Credit Agricole CIB and Jefferies are acting as dealer managers for the Tender Offer and solicitation agents for the Subordinated Notes Consent Solicitation and D.F. King & Co., Inc. is acting as information agent and tender agent and depositary for the Tender Offer and the Subordinated Notes Consent Solicitation. RBS can be contacted at (203) 897-6145 (collect) or (877) 297-9832 (toll-free), BofA Merrill Lynch can be contacted at (980) 387-3907 (collect) or (888) 292-0070 (toll-free), Credit Suisse can be contacted at (212) 538-2147 (collect) or (800) 820-1653 (toll-free), SunTrust Robinson Humphrey can be contacted at (404) 439-7554 (collect) or (800) 685-4786 (toll-free), Credit Agricole CIB can be contacted at (212) 261-7802 (collect) or (866) 807-6030 (toll-free) and Jefferies can be contacted at (203) 363-8273 (collect) or (888) 708-5831 (toll-free).

The Offer Documents will be distributed to holders of Subordinated Notes promptly. Additional copies of the Offer Documents and other related documents may be obtained by calling D.F. King & Co., Inc. at (212) 269-5550 (for banks and brokers only) or (800) 549-6650 (toll free).

The Tender Offer and the Subordinated Notes Consent Solicitation are being made solely on the terms and subject to the conditions set forth in the Offer Documents. Under no circumstances shall this press release constitute an offer to buy or the solicitation of an offer to sell the Subordinated Notes or any other securities. This press release also is not a solicitation of consents to the proposed amendments to the Subordinated Notes Indenture. No recommendation is made as to whether holders of Subordinated Notes should tender their Subordinated Notes or deliver their consent. Holders of Subordinated Notes should carefully read the Offer Documents because they contain important information, including the various terms and conditions of the tender offer and the consent solicitation.

About the Authority

The Authority is an instrumentality of the Mohegan Tribe of Indians of Connecticut, or the Tribe, a federally-recognized Indian tribe with an approximately 544-acre reservation situated in southeastern Connecticut, adjacent to Uncasville, Connecticut. The Authority has been granted the exclusive authority to conduct and regulate gaming activities on the existing reservation of the Tribe, including the operation of Mohegan Sun, a gaming and entertainment complex located on a 185-acre site on the Tribe’s reservation. Through its subsidiary, Downs Racing, L.P., the Authority also owns and operates Mohegan Sun at Pocono Downs, a gaming and entertainment facility located on a 400-acre site in Plains Township, Pennsylvania, and several off-track wagering facilities located elsewhere in Pennsylvania.

The Tribe’s gaming operation at Mohegan Sun is one of only two legally authorized gaming operations in southern New England offering traditional slot machines and table games. Mohegan Sun currently operates in an approximately 3.1 million square-foot facility, which includes Casino of the Earth, Casino of the Sky, Casino of the Wind, 100,000 square feet of retail space, including The Shops at Mohegan Sun, a 10,000-seat Mohegan Sun Arena, a 350-seat Cabaret Theatre, 100,000 square feet of meeting and convention space and the 1,200-room luxury Sky Hotel Tower. Mohegan Sun at Pocono Downs operates in an approximately 400,000-square-foot facility, offering traditional slot machines and table games, live harness racing and simulcast and off-track wagering, a 238-room hotel, 20,000 square feet of meeting and convention space, several dining and retail options and a bus passenger lounge. More information about the Authority and its properties can be obtained by visiting www.mohegansun.com, www.mohegansunpocono.com or www.mtga.com.

Forward-Looking Statements

Some information included in this press release may contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements can sometimes be identified by the use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect” or “intend” and similar expressions. Such forward-looking information may involve important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Authority. Information concerning potential factors that could affect the Authority’s financial results is included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2013, as well as in the Authority’s other reports and filings with the Securities and Exchange Commission. Any forward looking statements included in this press release are made only as of the date of this release. The Authority does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Authority cannot assure that projected results or events will be achieved or will occur.

Contacts:

Mitchell Grossinger Etess

Chief Executive Officer

Mohegan Tribal Gaming Authority

(860) 862-8000

Mario C. Kontomerkos

Chief Financial Officer

Mohegan Tribal Gaming Authority

(860) 862-8000